SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 7, 2005

                         Commission File No.: 000-32309



                        MASTER DISTRIBUTION SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1010155
---------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)

                              6224 Arctic Loon Way
                               Rocklin, CA, 95765
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 391-1110
                            ------------------------
                            (Issuer telephone number)


                              Roberts & Levin, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)



     Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On September 7, 2005, Daniel Frey resigned as a Director of the Registrant without conflict or disagreement. On March 14, 2005, the remaining board member filled the vacancy on the Board of Director's of the Registrant by appointing Nelson Bayford.

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Nelson  Bayford has been  continuously  involved in the  investment  and finance business for over 30 years. Since 1982 Mr. Bayford has held the designation of C.S.C. granted by the Canadian Securities Institute. Mr. Bayford has extensive experience in the development of emerging growth companies, particularly in the areas of business development, marketing and corporate financing.

Mr. Bayford is President of OFG EuroPacific Limited, a Venture Capital company based in Cyprus. Mr. Bayford resides in Portugal.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01  Financial Statements and Exhibits

(a) Exhibits

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Daniel Frey

(b) Financial Statements
        None

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                MASTER DISTRIBUTION SYSTEMS,INC.

                                                By:  /s/ Harry Beugelink
November 1, 2005                                ----------------------------
                                                         Harry Beugelink
                                                         President


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